UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06203 )

Exact name of registrant as specified in charter: Putnam Discovery Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2007

Date of reporting period: January 1, 2007 — June 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Discovery Growth Fund

6|30|07

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Discovery Growth
Fund

6| 30| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Shareholder meeting results	53
Brokerage commissions	54

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in your funds’ fees or in the services your funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, enables George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of

Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended June 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Discovery Growth Fund: investing in
companies at all stages of the business “life cycle”

Through more than 14 years of changing financial markets, Putnam Discovery Growth Fund has had the flexibility to invest in growing companies — regardless of the company’s size or industry. Take a look at the fund’s portfolio, and you’ll find giant, global corporations as well as small, less recognizable companies.

The fund’s flexible approach allows the management team to seek opportunities wherever they can be found, tapping into the growth potential of companies at all stages of the business life cycle. This is important because stocks of small, midsize, and large companies all offer distinct advantages — and different levels of risk — for investors.

Large companies tend to have fairly stable growth rates and stock prices. On the other hand, smaller, less mature companies have the potential to grow at much faster rates, but their stocks may experience more ups and downs. Stocks of midsize companies fall somewhere in between; they may not be growing as fast as their smaller counterparts, but their stock prices and growth rates are likely to be more stable.

To sort through thousands of companies, the team has the support of Putnam’s in-house research organization, where analysts rigorously monitor stocks of growing companies. These analysts have specialized industry expertise and visit with company managements to determine which companies have the best prospects.

Regardless of how market conditions may change in the years ahead, Putnam Discovery Growth Fund’s team will remain focused on capturing growth potential for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Fund holdings have ranged from established
leaders to emerging-growth companies.

Performance snapshot

Putnam Discovery
Growth Fund

Average annual total return (%) comparison as of 6/30/07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We are pleased to report that your fund not only delivered a solid return for the period, but also finished ahead of its benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, based on results before sales charges. In addition, the fund outpaced the average return for funds in its Lipper peer group, Multi-Cap Growth Funds. While a favorable market environment and improving strength among growth-style stocks supported the fund’s performance, we believe our stock selection in the consumer cyclical, technology, and health-care sectors enabled the fund to deliver these competitive results, even though overweight positions in the technology and financial sectors, which lagged the broader market during the period, dampened returns.

Market overview

As your fund’s 2007 fiscal year began, investors were pleased with the solid stock market returns in the calendar year just ended, but remained mindful of issues such as the slowdown in the housing market. In 2006, major stock market indexes had posted gains for the fourth year in a row, and optimism remained over the prospects for a “soft landing” for the economy and strong corporate profits. The market upswing continued until late February, when stocks declined sharply in response to escalating concerns about slowing U.S. economic growth and problems in the subprime mortgage market. This proved to be a temporary setback, and the market recovered, with stocks continuing to deliver strong gains from mid-March through May. In fact, by early June, the Dow Jones Industrial Average and the S&P 500 Index had reached new record highs. In the final month of the period, stocks became more volatile as investors began to worry about inflation and the continued slowdown in the housing market. Overall, stocks posted gains for the six-month period, with growth-style stocks outperforming value-style stocks. Among growth stocks, those of smaller companies performed better than large-cap stocks.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process, seeking to identify companies of all sizes that we believe have the potential to grow and prosper. We typically allocate approximately 30% of the fund’s portfolio to stocks of large companies, and 70% to stocks of small and midsize companies. Although economic, market, and sector analysis is an important part of our investment process, it is secondary to our intensive research and in-depth analysis of individual companies. We target companies that, based on our evaluation, have skilled management teams and solid business models, particularly those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to our assessment of their potential. Our process also includes risk controls that call for selling positions to capture profits when prices rise to our target levels, and which limit how much the fund can invest in each stock, sector, or industry.

Your fund’s holdings

Among the stocks that contributed positively to fund performance for the period was Foster Wheeler, an engineering and construction company that specializes in oil and gas processing facilities. The company has benefited from higher spending on energy projects and growing demand in the refining, chemical, and power markets.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 6/30/07. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 21.

Foster Wheeler’s stock surged during the period, in part because of its solid first quarter results. Low expectations from investors and an attractively low stock price made MedImmune a successful investment during the period. This biotechnology company experienced strong sales growth for one of its key products, Synagis, a treatment for respiratory disease that has no competitors in the marketplace. In June 2007, MedImmune was acquired by AstraZeneca, a London-based pharmaceutical company; the fund’s shares were part of a tender offer in which they were repurchased at a premium, resulting in a substantial gain for the fund. Another portfolio highlight for the period was Chemed Corporation, which reported an 11 percent increase in revenues for 2006. Chemed operates two subsidiaries, VITAS Healthcare, the largest U.S. provider of hospice care, and Roto-Rooter Group, which provides plumbing and drain cleaning services. The company’s VITAS subsidiary has operations in 15 states, and is expected to expand further in the coming year.

Also delivering strong performance for the period was the stock of Nutri/System, which has benefited from the success of its weight-management program. The company’s sales and revenues soared as its prepared meals system attracted both new customers and former customers who reactivated their memberships. Fund holding Apple, maker of Macintosh

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

computers and the extremely popular iPod digital media player, also helped boost fund returns. Apple’s stock price rose to record highs as investors gained confidence in the company’s ability to expand its share of the desktop and laptop computer market, and anticipated further success from the company’s new iPhone.

Despite solid performance from your fund overall, some holdings detracted from returns, including Agnico-Eagle Mines Limited, which had been among the portfolio’s top performers in the previous fiscal year. Weaker production led to declines for the stock of this Canadian company, which is engaged in the acquisition, exploration, and development of gold-rich territory in northwestern Quebec. This stock was sold from the portfolio by the close of the period, as was the stock of AMERIGROUP Corporation, which also detracted from fund performance. This multi-state managed health-care company struggled with higher costs overall, as well as weakness from Medicaid plans in Georgia and regulatory issues in Virginia.

Rising delinquencies in the subprime mortgage market caused stock price declines to spread throughout the financial sector. The subprime issues had a significant impact on Bear Stearns, another underperforming fund holding for the period. Two of the company’s hedge funds had significant exposure to securities tied to subprime mortgage

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund's net assets that each represented, as of 6/30/07. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Cephalon, Inc. (1.5%)	Pharmaceuticals

Laboratory Corp. of America Holdings (1.2%)	Health-care services

Amphenol Corp. Class A (1.2%)	Electronics

Whirlpool Corp. (1.1%)	Household furniture and appliances

National Instruments Corp. (1.1%)	Computers

CB Richard Ellis Group, Inc. Class A (1.0%)	Real estate

National-Oilwell Varco, Inc. (1.0%)	Energy

American International Group, Inc. (1.0%)	Insurance

FTD Group, Inc. (1.0%)	Advertising and marketing services

Hospira, Inc. (0.9%)	Medical technology

bonds, and banks demanded more collateral to back up the loans. This raised concerns that the funds would collapse and that Bear Stearns would be forced to unload billions of dollars of securities. Despite its declines, Bear Stearns remained in the fund’s portfolio, as we believe it can recover and continue to offer growth potential over the long term. Staples was another underperforming stock that remained in the portfolio at the close of the period. Although this office products company has faced increasing competition and recently has lost market share, we believe Staples is a well-managed company with continued growth potential, particularly in international markets. Mentor Graphics, which develops hardware and software that is used to design electronic products, also struggled with increased competition and disappointing sales. However, despite its recent weakness, we remained confident in this stock’s potential as of the end of the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we began the second half of your fund’s fiscal year, investors were reflecting on a strong run for U.S. stocks, but were also becoming more concerned about the increase in subprime mortgage defaults and its impact on the U.S. housing market. Perennial worries about rising oil prices and the Fed’s future interest-rate policy also dampened market sentiment. Although stocks began to slump in the final month of the period, we also saw reasons for optimism, including strong corporate profits and continued strength in many international economies. Despite the market’s record-setting levels, we believe that the stocks of many U.S. companies offer attractive opportunities, particularly when viewed against other asset classes such as bonds or international stocks.

Regardless of the direction the markets take in the months ahead, we expect to maintain our focus on the long-term potential of individual companies rather than short-term developments in the economy. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by the fund’s diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended June 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/14/93)		(10/2/95)		(2/1/99)		(10/2/95)		(12/1/03)	(3/4/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.01%	8.60%	8.20%	8.20%	8.21%	8.21%	8.47%	8.22%	8.74%	9.11%

10 years	56.60	48.35	45.27	45.27	45.54	45.54	49.01	44.20	52.84	58.67
Annual average	4.59	4.02	3.80	3.80	3.82	3.82	4.07	3.73	4.33	4.72

5 years	62.78	54.28	56.78	54.78	56.83	56.83	58.75	53.63	60.84	64.81
Annual average	10.24	9.06	9.41	9.13	9.42	9.42	9.68	8.97	9.97	10.51

3 years	37.15	29.94	34.05	31.04	34.09	34.09	35.10	30.73	36.17	38.13
Annual average	11.10	9.12	10.26	9.43	10.27	10.27	10.55	9.34	10.84	11.37

1 year	20.45	14.10	19.50	14.50	19.53	18.53	19.82	15.93	20.14	20.76

6 months	11.36	5.52	10.93	5.93	10.96	9.96	11.05	7.43	11.25	11.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 6/30/07

			Lipper Multi-Cap
	Russell Midcap	Russell 2500	Growth Funds
	Growth Index	Growth Index	category average*

Annual average
(life of fund)	10.78%	9.84%	10.69%

10 years	129.41	106.78	107.97
Annual average	8.66	7.54	7.07

5 years	105.09	98.61	73.38
Annual average	15.45	14.71	11.47

3 years	50.05	46.61	38.71
Annual average	14.48	13.60	11.41

1 year	19.73	19.03	18.72

6 months	10.97	11.30	9.75

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/07, there were 546, 514, 410, 338, 132, and 48 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 6/30/07

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
12/31/06	$20.42	$21.55	$18.67	$19.25	$19.27	$19.92	$20.27	$20.67

6/30/07	22.74	24.00	20.71	21.36	21.40	22.12	22.55	23.04

* The fund made no distributions during the period.

Fund’s annual operating expenses

For the fiscal year ended 12/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Total annual fund
operating expenses	1.57	2.32	2.32	2.07	1.82	1.32

* Reflects Putnam Management’s decision to contractually limit expenses through 12/31/07.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from January 1, 2007, to June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.23	$ 11.14	$ 11.14	$ 9.84	$ 8.54	$ 5.92

Ending value (after expenses)	$1,113.60	$1,109.30	$1,109.60	$1,110.50	$1,112.50	$1,114.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2007, use the calculation method below. To find the value of your investment on January 1, 2007, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 01/01/2007 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.90	$ 10.64	$ 10.64	$ 9.39	$ 8.15	$ 5.66

Ending value (after expenses)	$1,017.95	$1,014.23	$1,014.23	$1,015.47	$1,016.71	$1,019.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Average annualized expense
ratio for Lipper peer group*	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Discovery Growth Fund	89%	141%	93%	62%	75%*

Lipper Multi-Cap Growth Funds
category average	108%	117%	125%	142%	153%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on December 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader and Robert Ginsberg and Raymond Haddad are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2007, and June 30, 2006.

Trustee and Putnam employee fund ownership

As of June 30, 2007, all 12 of the Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 321,000	$ 93,000,000

Putnam employees	$6,261,000	$467,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Raymond Haddad is also a Portfolio Member of Putnam OTC & Emerging Growth Fund.

Richard Weed, Robert Ginsberg, and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended June 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 79th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

40th	53rd	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 493, 396 and 319 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five- and ten-year periods ended June 30, 2007 were 29%, 63%, and 70%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 149th out of 514, 211th out of 338, and 92nd out of 132 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 6/30/07 (Unaudited)

COMMON STOCKS (98.7%)*

	Shares	Value

Advertising and Marketing Services (1.2%)
FTD Group, Inc.	439,724	$ 8,095,319
Omnicom Group, Inc.	42,600	2,254,392
		10,349,711

Aerospace and Defense (3.4%)
Alliant Techsystems, Inc. †	59,100	5,859,765
Boeing Co. (The) (S)	49,600	4,769,536
Curtiss-Wright Corp.	93,800	4,372,018
L-3 Communications Holdings, Inc.	42,200	4,109,858
Lockheed Martin Corp.	43,600	4,104,068
United Technologies Corp.	68,000	4,823,240
		28,038,485

Automotive (1.0%)
Harley-Davidson, Inc. (S)	51,700	3,081,837
Tenneco Automotive, Inc. †	141,600	4,961,664
		8,043,501

Banking (0.9%)
Commerce Bancorp, Inc.	29,900	1,106,001
U.S. Bancorp	88,600	2,919,370
Wells Fargo & Co.	100,700	3,541,619
		7,566,990

Basic Materials (0.8%)
Ceradyne, Inc. †	90,300	6,678,588

Biotechnology (1.4%)
Genentech, Inc. † (S)	20,500	1,551,030
Medicines Co. †	227,600	4,010,312
PDL BioPharma, Inc. † (S)	256,300	5,971,790
		11,533,132

Building Materials (1.3%)
American Standard Cos., Inc.	29,500	1,739,910
Genlyte Group, Inc. (The) †	45,100	3,542,154
Sherwin-Williams Co. (The)	78,200	5,197,954
		10,480,018

Commercial and Consumer Services (4.0%)
Chemed Corp. (S)	86,200	5,714,198
Dun & Bradstreet Corp. (The)	15,044	1,549,231
Equifax, Inc.	156,600	6,956,172
Jackson Hewitt Tax Service, Inc. (S)	161,900	4,551,009
Morningstar, Inc. †	71,100	3,343,478
Navigant Consulting, Inc. †	159,900	2,967,744

COMMON STOCKS (98.7%)* continued

	Shares	Value

Commercial and Consumer Services continued
Pre-Paid Legal Services, Inc. † (S)	67,300	$ 4,328,063
Sotheby’s Holdings, Inc. Class A	59,980	2,760,280
Watson Wyatt Worldwide, Inc. Class A	26,113	1,318,184
		33,488,359

Communications Equipment (2.1%)
Cisco Systems, Inc. †	262,233	7,303,189
Harris Corp.	65,738	3,586,008
Qualcomm, Inc.	58,300	2,529,637
Tekelec † (S)	307,900	4,439,918
		17,858,752

Computers (4.7%)
ANSYS, Inc. † (S)	201,400	5,337,100
Apple Computer, Inc. †	45,700	5,577,228
Avocent Corp. †	156,200	4,531,362
Commvault Systems, Inc. †	201,415	3,478,437
Dell, Inc. †	85,300	2,435,315
Electronics for Imaging, Inc. †	129,000	3,640,380
Jack Henry & Associates, Inc.	202,400	5,211,800
National Instruments Corp.	271,700	8,849,269
		39,060,891

Conglomerates (0.5%)
Danaher Corp. (S)	53,700	4,054,350

Construction (0.5%)
Chicago Bridge & Iron Co., NV (Netherlands)	2,650	100,011
Layne Christensen Co. †	97,300	3,984,435
		4,084,446

Consumer Finance (1.3%)
American Express Co. (S)	39,100	2,392,138
Capital One Financial Corp.	47,300	3,710,212
Countrywide Financial Corp.	112,100	4,074,835
Mastercard, Inc. Class A (S)	5,100	845,937
		11,023,122

Consumer Goods (0.6%)
Procter & Gamble Co. (The)	79,800	4,882,962

Consumer Services (0.8%)
Liberty Media Holding Corp. — Interactive Class A †	52,400	1,170,092
Nutri/System, Inc. † (S)	79,100	5,524,344
		6,694,436

COMMON STOCKS (98.7%)* continued

	Shares	Value

Distribution (0.6%)
Beacon Roofing Supply, Inc. † (S)	306,800	$ 5,212,532

Electrical Equipment (1.0%)
Superior Essex, Inc. †	83,800	3,129,930
WESCO International, Inc. †	82,300	4,975,035
		8,104,965

Electronics (5.4%)
Advanced Analogic Technologies, Inc. †	222,000	2,153,400
Altera Corp. (S)	192,700	4,264,451
Amphenol Corp. Class A	270,500	9,643,325
Avnet, Inc. †	135,600	5,375,184
General Cable Corp. †	67,400	5,105,550
Mentor Graphics Corp. †	191,600	2,523,372
Microchip Technology, Inc. (S)	32,200	1,192,688
RF Micro Devices, Inc. † (S)	824,200	5,143,008
Spreadtrum Communications, Inc. ADR (China) †	148,800	2,162,064
Trimble Navigation, Ltd. †	94,000	3,026,800
TTM Technologies, Inc. †	330,300	4,293,900
		44,883,742

Energy (3.7%)
Cameron International Corp. †	76,100	5,438,867
FMC Technologies, Inc. †	42,700	3,382,694
Grant Prideco, Inc. †	54,120	2,913,280
Halliburton Co.	78,600	2,711,700
Helix Energy Solutions Group, Inc. † (S)	66,600	2,658,006
National-Oilwell Varco, Inc. †	81,800	8,526,832
Smith International, Inc. (S)	79,300	4,650,152
		30,281,531

Engineering & Construction (0.2%)
McDermott International, Inc. †	15,237	1,264,364

Entertainment (0.6%)
Town Sports International Holdings, Inc. †	269,900	5,214,468

Environmental (0.9%)
Foster Wheeler, Ltd. † (S)	69,100	7,393,009

Financial (2.3%)
Advanta Corp. Class B	131,850	4,105,809
Assurant, Inc.	22,300	1,313,916
FCStone Group, Inc. † (S)	32,448	1,859,595
IntercontinentalExchange, Inc. † (S)	43,600	6,446,260
Moody’s Corp.	22,300	1,387,060
Nasdaq Stock Market, Inc. (The) † (S)	133,300	3,960,343
		19,072,983

COMMON STOCKS (98.7%)* continued

	Shares	Value

Health Care Services (6.5%)
Aetna, Inc.	34,600	$ 1,709,240
Charles River Laboratories International, Inc. †	105,700	5,456,234
DaVita, Inc. † (S)	126,500	6,815,820
Express Scripts, Inc. †	56,800	2,840,568
Laboratory Corp. of America Holdings † (S)	128,600	10,064,236
LifePoint Hospitals, Inc. †	121,500	4,699,620
Lincare Holdings, Inc. †	108,700	4,331,695
Medco Health Solutions, Inc. †	38,500	3,002,615
UnitedHealth Group, Inc.	89,000	4,551,460
WellCare Health Plans, Inc. † (S)	61,300	5,548,263
WellPoint, Inc. †	56,700	4,526,361
		53,546,112

Homebuilding (0.2%)
NVR, Inc. † (S)	2,201	1,496,130

Household Furniture and Appliances (1.6%)
Select Comfort Corp. † (S)	250,400	4,061,488
Whirlpool Corp.	83,800	9,318,560
		13,380,048

Insurance (1.6%)
American International Group, Inc.	116,400	8,151,492
Berkshire Hathaway, Inc. Class B † (S)	643	2,318,015
Hilb, Rogal & Hamilton Co. (S)	70,000	3,000,200
		13,469,707

Investment Banking/Brokerage (3.4%)
Affiliated Managers Group † (S)	34,700	4,467,972
Bear Stearns Cos., Inc. (The)	37,400	5,236,000
BlackRock, Inc. (S)	11,900	1,863,421
Blackstone Group LP (The) †	52,000	1,522,040
E*Trade Financial Corp. †	72,900	1,610,361
Franklin Resources, Inc.	14,300	1,894,321
Goldman Sachs Group, Inc. (The)	31,600	6,849,300
Penson Worldwide, Inc. † (S)	139,000	3,409,670
T. Rowe Price Group, Inc.	27,700	1,437,353
		28,290,438

Lodging/Tourism (0.7%)
Las Vegas Sands Corp. † (S)	24,000	1,833,360
Royal Caribbean Cruises, Ltd.	26,600	1,143,268
Wyndham Worldwide Corp. †	69,200	2,509,192
		5,485,820

Machinery (4.5%)
Caterpillar, Inc.	39,800	3,116,340
Cummins, Inc.	57,700	5,839,817
Gardner Denver, Inc. †	154,300	6,565,465
Joy Global, Inc.	15,700	915,781

COMMON STOCKS (98.7%)* continued

	Shares	Value

Machinery continued
Lincoln Electric Holdings, Inc.	86,300	$ 6,406,912
Parker-Hannifin Corp.	68,000	6,657,880
Timken Co.	110,300	3,982,933
Wabtec Corp.	115,600	4,222,868
		37,707,996

Manufacturing (0.7%)
Actuant Corp. Class A (S)	86,200	5,435,772

Media (0.4%)
Walt Disney Co. (The)	98,250	3,354,255

Medical Technology (5.5%)
Becton, Dickinson and Co.	26,600	1,981,700
C.R. Bard, Inc.	82,200	6,792,186
Dade Behring Holdings, Inc.	67,900	3,606,848
DENTSPLY International, Inc.	185,900	7,112,534
Edwards Lifesciences Corp. †	140,100	6,912,534
Hospira, Inc. †	197,600	7,714,304
Kinetic Concepts, Inc. † (S)	98,180	5,102,415
Medtronic, Inc.	69,000	3,578,340
Meridian Bioscience, Inc.	119,200	2,581,872
		45,382,733

Metals (1.7%)
Cleveland-Cliffs, Inc. (S)	53,500	4,155,345
Freeport-McMoRan Copper & Gold, Inc. Class B	29,000	2,401,780
Quanex Corp.	83,400	4,061,580
Steel Dynamics, Inc. (S)	90,200	3,780,282
		14,398,987

Oil & Gas (2.7%)
ATP Oil & Gas Corp. † (S)	65,000	3,161,600
ConocoPhillips	48,200	3,783,700
Devon Energy Corp.	38,700	3,029,823
EOG Resources, Inc.	18,500	1,351,610
Helmerich & Payne, Inc.	111,100	3,935,162
Hess Corp.	28,700	1,692,152
Occidental Petroleum Corp.	48,900	2,830,332
Valero Energy Corp.	37,800	2,791,908
		22,576,287

Pharmaceuticals (3.2%)
Cephalon, Inc. †	150,600	12,106,734
Johnson & Johnson	91,500	5,638,230
Salix Pharmaceuticals, Ltd. †	313,412	3,854,968
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	32,200	1,328,250
Valeant Pharmaceuticals International	239,900	4,003,931
		26,932,113

COMMON STOCKS (98.7%)* continued

	Shares	Value

Publishing (0.5%)
McGraw-Hill Cos., Inc. (The)	66,900	$ 4,554,552

Real Estate (1.0%)
CB Richard Ellis Group, Inc. Class A † (S)	238,107	8,690,906
Realex Properties Corp. (Canada)	430	514
		8,691,420

Restaurants (2.1%)
Domino’s Pizza, Inc.	256,700	4,689,909
Jack in the Box, Inc. †	29,400	2,085,636
Papa John’s International, Inc. †	80,600	2,318,056
Sonic Corp. † (S)	126,400	2,795,968
Starbucks Corp. †	96,700	2,537,408
Yum! Brands, Inc.	104,800	3,429,056
		17,856,033

Retail (7.5%)
A.C. Moore Arts & Crafts, Inc. † (S)	50,900	998,149
Abercrombie & Fitch Co. Class A #	82,700	6,035,446
Advance Auto Parts, Inc.	110,400	4,474,512
Best Buy Co., Inc.	76,300	3,560,921
Brown Shoe Co., Inc.	161,791	3,934,757
Cache, Inc. † (S)	165,200	2,192,204
CVS Caremark Corp.	83,300	3,036,285
Dress Barn, Inc. † (S)	270,900	5,558,868
Expedia, Inc. †	206,500	6,048,385
Home Depot, Inc. (The)	74,000	2,911,900
Lowe’s Cos., Inc. (S)	85,400	2,620,926
Ross Stores, Inc.	154,700	4,764,760
Staples, Inc.	168,100	3,989,013
Timberland Co. (The) Class A †	89,300	2,249,467
USANA Health Sciences, Inc. † (S)	133,700	5,981,738
Wolverine World Wide, Inc.	154,000	4,267,340
		62,624,671

Schools (0.4%)
Apollo Group, Inc. Class A †	9,700	566,771
Career Education Corp. †	86,000	2,904,220
		3,470,991

Semiconductor (2.1%)
Advanced Energy Industries, Inc. †	107,200	2,429,152
Applied Materials, Inc.	130,500	2,593,035
Brooks Automation, Inc. †	167,500	3,040,125
Cymer, Inc. † (S)	86,400	3,473,280
Lam Research Corp. †	116,600	5,993,240
		17,528,832

COMMON STOCKS (98.7%)* continued

	Shares	Value

Shipping (0.9%)
Omega Navigation Enterprises, Inc. (Marshall Islands) (S)	189,500	$ 4,121,625
Ultrapetrol Bahamas, Ltd. (Bahamas) †	128,440	3,044,028
		7,165,653

Software (5.1%)
Adobe Systems, Inc. †	79,300	3,183,895
Autodesk, Inc. †	44,200	2,080,936
Cadence Design Systems, Inc. † (S)	291,400	6,399,144
Epicor Software Corp. † (S)	206,800	3,075,116
Glu Mobile, Inc. † (S)	185,300	2,575,670
JDA Software Group, Inc. †	223,000	4,377,490
Microsoft Corp.	242,000	7,131,740
Oracle Corp. †	219,400	4,324,374
Parametric Technology Corp. † (S)	275,200	5,947,072
Sybase, Inc. †	124,200	2,967,138
		42,062,575

Staffing (0.2%)
Kelly Services, Inc. Class A	54,000	1,482,840

Technology (0.5%)
ON Semiconductor Corp. † (S)	421,300	4,516,336

Technology Services (3.2%)
Accenture, Ltd. Class A (Bermuda)	47,800	2,050,142
Automatic Data Processing, Inc.	39,700	1,924,259
Blue Coat Systems, Inc. † (S)	50,700	2,510,664
Checkfree Corp. † (S)	112,100	4,506,420
eBay, Inc. † (S)	104,500	3,362,810
Fiserv, Inc. †	69,200	3,930,560
Google, Inc. Class A † (S)	11,614	6,078,535
Limelight Networks, Inc. † (S)	116,400	2,302,392
		26,665,782

Telecommunications (0.5%)
C-COR.net Corp. †	305,800	4,299,548

Textiles (0.6%)
Maidenform Brands, Inc. †	264,829	5,259,504

Toys (1.5%)
Jakks Pacific, Inc. †	205,800	5,791,212
RC2 Corp. †	164,500	6,581,645
		12,372,857

Transportation Services (0.7%)
Expeditors International of Washington, Inc. (S)	18,500	764,050
Landstar Systems, Inc.	97,200	4,689,900
		5,453,950

Total common stocks (cost $722,946,983)		$ 820,727,279

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

Bowstreet, Inc. escrow (acquired various dates from
11/23/04 to 3/22/06, cost $7,931) (Private) ‡ † (F)	98,744	$ 2,027
MarketSoft Software Corp. escrow (acquired 2/9/06,
cost $4,503) (Private) ‡ † (F)	182,257	8,282
Totality Corp. Ser. D, $0.346 cum. cv. pfd.
(acquired 7/27/00, cost $311,442) (Private) ‡ † (F)	122,060	12

Total convertible preferred stocks (cost $323,876)		$ 10,321

SHORT-TERM INVESTMENTS (15.8%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.28% to 5.53%
and due dates ranging from July 2, 2007 to
August 20,2007 (d)	$ 114,122,484	$ 113,912,543
Putnam Prime Money Market Fund (e)	17,271,506	17,271,506

Total short-term investments (cost $131,184,049)		$ 131,184,049

TOTAL INVESTMENTS

Total investments (cost $854,454,908)		$ 951,921,649

* Percentages indicated are based on net assets of $831,722,565.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2007 was $10,321 or less than 0.1% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(S) Securities on loan, in part or in entirety, at June 30, 2007.

At June 30, 2007, liquid assets totaling $13,327 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 6/30/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	1	$ 39,120	Sep-07	$ (237)
Russell 2000 Index Mini (Long)	2	168,420	Sep-07	(2,784)
S&P 500 Index (Long)	2	757,700	Sep-07	(6,683)
S&P Mid Cap 400 Index E-Mini (Long)	2	180,840	Sep-07	(3,623)

Total				$(13,327)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $110,212,187
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $837,183,402)	$ 934,650,143
Affiliated issuers (identified cost $17,271,506) (Note 5)	17,271,506

Cash	1,249,767

Dividends, interest and other receivables	439,796

Receivable for shares of the fund sold	137,379

Receivable for securities sold	17,795,766

Receivable for custodian fees (Note 2)	1,888

Total assets	971,546,245

LIABILITIES

Payable for variation margin (Note 1)	48,846

Payable for securities purchased	19,340,937

Payable for shares of the fund repurchased	3,721,653

Payable for compensation of Manager (Notes 2 and 5)	1,378,459

Payable for investor servicing fees (Note 2)	269,046

Payable for Trustee compensation and expenses (Note 2)	278,506

Payable for administrative services (Note 2)	3,381

Payable for distribution fees (Note 2)	571,202

Collateral on securities loaned, at value (Note 1)	113,912,543

Other accrued expenses	299,107

Total liabilities	139,823,680

Net assets	$ 831,722,565

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,645,126,392

Accumulated net investment loss (Note 1)	(3,154,330)

Accumulated net realized loss on investments (Note 1)	(907,702,911)

Net unrealized appreciation of investments	97,453,414

Total — Representing net assets applicable to capital shares outstanding	$ 831,722,565

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($541,552,772 divided by 23,812,507 shares)	$22.74

Offering price per class A share
(100/94.75 of $22.74)*	$24.00

Net asset value and offering price per class B share
($226,675,133 divided by 10,943,727 shares)**	$20.71

Net asset value and offering price per class C share
($32,009,873 divided by 1,498,523 shares)**	$21.36

Net asset value and redemption price per class M share
($20,387,445 divided by 952,683 shares)	$21.40

Offering price per class M share
(100/96.75 of $21.40)*	$22.12

Net asset value, offering price and redemption price per class R share
($102,945 divided by 4,566 shares)	$22.55

Net asset value, offering price and redemption price per class Y share
($10,994,397 divided by 477,163 shares)	$23.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 6/30/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $5,934) (Note 1)	$ 3,137,792

Interest (including interest income of $328,897
from investments in affiliated issuers) (Note 5)	336,440

Securities lending	18,042

Total investment income	3,492,274

EXPENSES

Compensation of Manager (Note 2)	2,759,457

Investor servicing fees (Note 2)	1,670,350

Custodian fees (Note 2)	27,545

Trustee compensation and expenses (Note 2)	37,883

Administrative services (Note 2)	16,535

Distribution fees — Class A (Note 2)	671,459

Distribution fees — Class B (Note 2)	1,181,429

Distribution fees — Class C (Note 2)	163,334

Distribution fees — Class M (Note 2)	76,667

Distribution fees — Class R (Note 2)	232

Other	243,417

Non-recurring costs (Notes 2 and 6)	498

Costs assumed by Manager (Notes 2 and 6)	(498)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(13,675)

Total expenses	6,834,633

Expense reduction (Note 2)	(188,029)

Net expenses	6,646,604

Net investment loss	(3,154,330)

Net realized gain on investments (Notes 1 and 3)	79,103,493

Net increase from payments by affiliates (Note 2)	16,786

Net realized gain on futures contracts (Note 1)	508,515

Net realized loss on written options (Notes 1 and 3)	(286,085)

Net unrealized appreciation of investments, futures contracts
and written options during the period	13,540,446

Net gain on investments	92,883,155

Net increase in net assets resulting from operations	$89,728,825

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	6/30/07*	12/31/06

Operations:
Net investment loss	$ (3,154,330)	$ (7,407,298)

Net realized gain on investments	79,342,709	102,060,032

Net unrealized appreciation (depreciation) of investments	13,540,446	(4,181,940)

Net increase in net assets resulting from operations	89,728,825	90,470,794

Redemption fees (Note 1)	1,257	1,447

Decrease from capital share transactions (Note 4)	(108,255,501)	(215,788,643)

Total decrease in net assets	(18,525,419)	(125,316,402)

NET ASSETS

Beginning of period	850,247,984	975,564,386

End of period (including accumulated net investment loss
of $3,154,330 and $—, respectively)	$ 831,722,565	$ 850,247,984

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
June 30, 2007**	$20.42	(.05)(d)	2.37	2.32	—(f)	$22.74	11.36*	$541,553	.69*(d)	(.25)*(d)	60.69*
December 31, 2006	18.43	(.10)(d,e)	2.09	1.99	—(f)	20.42	10.80(e)	537,336	1.46(d,e)	(.54)(d,e)	89.18
December 31, 2005	17.27	(.11)(d,g)	1.27	1.16	—(f)	18.43	6.72(g)	571,624	1.54(d)	(.66)(d,g)	141.14
December 31, 2004	16.12	(.11)(d,h)	1.26	1.15	—(f)	17.27	7.13	687,124	1.43(d)	(.69)(d,h)	93.19
December 31, 2003	12.16	(.12)	4.08	3.96	—	16.12	32.57	798,401	1.34	(.88)	61.97
December 31, 2002	17.19	(.13)	(4.90)	(5.03)	—	12.16	(29.26)	780,198	1.26	(.90)	74.98(i)

CLASS B
June 30, 2007**	$18.67	(.12)(d)	2.16	2.04	—(f)	$20.71	10.93*	$226,675	1.06*(d)	(.62)*(d)	60.69*
December 31, 2006	16.98	(.23)(d,e)	1.92	1.69	—(f)	18.67	9.95(e)	248,619	2.21(d,e)	(1.29)(d,e)	89.18
December 31, 2005	16.03	(.22)(d,g)	1.17	.95	—(f)	16.98	5.93(g)	330,367	2.29(d)	(1.41)(d,g)	141.14
December 31, 2004	15.07	(.22)(d,h)	1.18	.96	—(f)	16.03	6.37	455,259	2.18(d)	(1.45)(d,h)	93.19
December 31, 2003	11.46	(.21)	3.82	3.61	—	15.07	31.50	624,076	2.09	(1.63)	61.97
December 31, 2002	16.32	(.22)	(4.64)	(4.86)	—	11.46	(29.78)	596,850	2.01	(1.65)	74.98(i)

CLASS C
June 30, 2007**	$19.25	(.13)(d)	2.24	2.11	—(f)	$21.36	10.96*	$32,010	1.06*(d)	(.62)*(d)	60.69*
December 31, 2006	17.51	(.24)(d,e)	1.98	1.74	—(f)	19.25	9.94(e)	33,402	2.21(d,e)	(1.29)(d,e)	89.18
December 31, 2005	16.53	(.23)(d,g)	1.21	.98	—(f)	17.51	5.93(g)	39,584	2.29(d)	(1.41)(d,g)	141.14
December 31, 2004	15.55	(.22)(d,h)	1.20	.98	—(f)	16.53	6.30	52,679	2.18(d)	(1.45)(d,h)	93.19
December 31, 2003	11.81	(.22)	3.96	3.74	—	15.55	31.67	68,306	2.09	(1.63)	61.97
December 31, 2002	16.82	(.22)	(4.79)	(5.01)	—	11.81	(29.79)	70,454	2.01	(1.65)	74.98(i)

CLASS M
June 30, 2007**	$19.27	(.10)(d)	2.23	2.13	—(f)	$21.40	11.05*	$20,387	.93*(d)	(.50)*(d)	60.69*
December 31, 2006	17.48	(.19)(d,e)	1.98	1.79	—(f)	19.27	10.24(e)	20,389	1.96(d,e)	(1.04)(d,e)	89.18
December 31, 2005	16.46	(.19)(d,g)	1.21	1.02	—(f)	17.48	6.20(g)	23,616	2.04(d)	(1.16)(d,g)	141.14
December 31, 2004	15.44	(.18)(d,h)	1.20	1.02	—(f)	16.46	6.61	32,508	1.93(d)	(1.20)(d,h)	93.19
December 31, 2003	11.71	(.19)	3.92	3.73	—	15.44	31.85	42,555	1.84	(1.38)	61.97
December 31, 2002	16.63	(.19)	(4.73)	(4.92)	—	11.71	(29.59)	44,378	1.76	(1.40)	74.98(i)

CLASS R
June 30, 2007**	$20.27	(.08)(d)	2.36	2.28	—(f)	$22.55	11.25*	$103	.81*(d)	(.37)*(d)	60.69*
December 31, 2006	18.34	(.15)(d,e)	2.08	1.93	—(f)	20.27	10.52(e)	81	1.71(d,e)	(.78)(d,e)	89.18
December 31, 2005	17.23	(.16)(d,g)	1.27	1.11	—(f)	18.34	6.44(g)	54	1.79(d)	(.94)(d,g)	141.14
December 31, 2004	16.12	(.14)(d,h)	1.25	1.11	—(f)	17.23	6.89	3	1.68(d)	(.90)(d,h)	93.19
December 31, 2003†	16.32	(.01)	(.19)	(.20)	—	16.12	(1.23)*	1	.13*	(.10)*	61.97

CLASS Y
June 30, 2007**	$20.67	(.03)(d)	2.40	2.37	—(f)	$23.04	11.47*	$10,994	.56*(d)	(.12)*(d)	60.69*
December 31, 2006	18.61	(.06)(d,e)	2.12	2.06	—(f)	20.67	11.07(e)	10,421	1.21(d,e)	(.29)(d,e)	89.18
December 31, 2005	17.39	(.07)(d,g)	1.29	1.22	—(f)	18.61	7.02(g)	10,320	1.29(d)	(.41)(d,g)	141.14
December 31, 2004	16.19	(.08)(d,h)	1.28	1.20	—(f)	17.39	7.41	14,065	1.18(d)	(.46)(d,h)	93.19
December 31, 2003	12.18	(.09)	4.10	4.01	—	16.19	32.92	20,261	1.09	(.63)	61.97
December 31, 2002††	16.02	(.07)	(3.77)	(3.84)	—	12.18	(23.97)*	15,413	.84*	(.54)*	74.98(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to December 31, 2003.

†† For the period March 4, 2002 (commencement of operations) to December 31, 2002.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

June 30, 2007	<0.01%

December 31, 2006	0.05

December 31, 2005	0.03

December 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended December 31, 2006.

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.03

Class Y	0.01	0.06

(h) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.02	0.14%

Class B	0.02	0.14

Class C	0.02	0.14

Class M	0.02	0.14

Class R	0.02	0.14

Class Y	0.02	0.14

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Discovery Growth Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2007, the value of securities loaned amounted to $110,212,187. The fund received cash collateral of $113,912,543 which is pooled with collateral of other Putnam funds into 56 issues of high-grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2006, the fund had a capital loss carryover of $986,870,494 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 22,418,300	December 31, 2007

22,418,300	December 31, 2008

559,569,100	December 31, 2009

372,597,779	December 31, 2010

9,712,905	December 31, 2011

154,110	December 31, 2013

The aggregate identified cost on a tax basis is $854,636,450, resulting in gross unrealized appreciation and depreciation of $114,906,110 and $17,620,911, respectively, or net unrealized appreciation of $97,285,199.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended June 30, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $2,836 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly owned subsidiary of Great-West Lifeco, Inc. The Fund’s shareholders have approved a new management contract that became effective upon the sale.

For the period ended June 30, 2007, Putnam Management has assumed $498 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Management voluntarily reimbursed the fund $16,786 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended June 30, 2007, the fund incurred $1,679,219 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended June 30, 2007, the fund’s expenses were reduced by $188,029 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $412, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended June 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $16,171 and $519 from the sale of class A and class M shares, respectively, and received $89,658 and $451 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended June 30, 2007, Putnam Retail Management, acting as underwriter, received $1,493 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $505,343,803 and $618,923,392, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 300,620	$ 498,770

Options opened	204,911	183,253
Options exercised	(6,880)	(5,504)
Options expired	(436,041)	(599,068)
Options closed	(62,610)	(77,451)

Written options
outstanding at
end of period	$ —	$ —

Note 4: Capital shares

At June 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 6/30/07:
Shares sold	1,434,250	$ 31,026,962

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,434,250	31,026,962

Shares
repurchased	(3,931,274)	(84,946,847)

Net decrease	(2,497,024)	$ (53,919,885)

Year ended 12/31/06:
Shares sold	3,399,366	$ 65,567,823

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,399,366	65,567,823

Shares
repurchased	(8,097,800)	(156,627,787)

Net decrease	(4,698,434)	$ (91,059,964)

CLASS B	Shares	Amount

Six months ended 6/30/07:
Shares sold	277,259	$ 5,430,557

Shares issued
in connection
with reinvestment
of distributions	—	—

	277,259	5,430,557

Shares
repurchased	(2,649,718)	(52,198,685)

Net decrease	(2,372,459)	$ (46,768,128)

Year ended 12/31/06:
Shares sold	633,424	$ 11,237,305

Shares issued
in connection
with reinvestment
of distributions	—	—

	633,424	11,237,305

Shares
repurchased	(6,775,216)	(120,023,363)

Net decrease	(6,141,792)	$(108,786,058)

CLASS C	Shares	Amount
Six months ended 6/30/07:
Shares sold	53,917	$ 1,088,855

Shares issued
in connection
with reinvestment
of distributions	—	—

	53,917	1,088,855

Shares
repurchased	(290,114)	(5,905,044)

Net decrease	(236,197)	$ (4,816,189)

Year ended 12/31/06:
Shares sold	91,339	$ 1,681,234

Shares issued
in connection
with reinvestment
of distributions	—	—

	91,339	1,681,234

Shares
repurchased	(617,256)	(11,317,459)

Net decrease	(525,917)	$ (9,636,225)

CLASS M	Shares	Amount

Six months ended 6/30/07:
Shares sold	31,026	$ 629,710

Shares issued
in connection
with reinvestment
of distributions	—	—

	31,026	629,710

Shares
repurchased	(136,641)	(2,803,138)

Net decrease	(105,615)	$(2,173,428)

Year ended 12/31/06:
Shares sold	60,954	$ 1,112,370

Shares issued
in connection
with reinvestment
of distributions	—	—

	60,954	1,112,370

Shares
repurchased	(353,858)	(6,454,761)

Net decrease	(292,904)	$(5,342,391)

CLASS R	Shares	Amount

Six months ended 6/30/07:
Shares sold	808	$ 17,235

Shares issued
in connection
with reinvestment
of distributions	—	—

	808	17,235

Shares
repurchased	(245)	(5,274)

Net increase	563	$ 11,961

Year ended 12/31/06:
Shares sold	2,462	$ 47,918

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,462	47,918

Shares
repurchased	(1,401)	(28,284)

Net increase	1,061	$ 19,634

CLASS Y	Shares	Amount

Six months ended 6/30/07:
Shares sold	30,461	$ 652,469

Shares issued
in connection
with reinvestment
of distributions	—	—

	30,461	652,469

Shares
repurchased	(57,558)	(1,242,301)

Net decrease	(27,097)	$ (589,832)

Year ended 12/31/06:
Shares sold	51,979	$ 1,019,518

Shares issued
in connection
with reinvestment
of distributions	—	—

	51,979	1,019,518

Shares
repurchased	(102,327)	(2,003,157)

Net decrease	(50,348)	$ (983,639)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended June 30, 2007, management fees paid were reduced by $10,839 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $328,897 for the period ended June 30, 2007. During the period ended June 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime

Money Market Fund aggregated $178,134,811 and $168,711,441, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

21,204,577	1,285,797	800,029

All tabulations are rounded to the nearest whole number.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Merrill Lynch, Goldman Sachs, Credit Suisse First Boston, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 39% of the total brokerage commissions paid for the year ended June 30, 2007.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, Thomas Weisel Partners, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Beth S. Mazor
Putnam Investment	W. Thomas Stephens	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		James P. Pappas
Boston, MA 02109	Officers	Vice President
Charles E. Haldeman, Jr.
Marketing Services	President	Richard S. Robie, III
Putnam Retail Management		Vice President
One Post Office Square	Charles E. Porter
Boston, MA 02109	Executive Vice President,	Francis J. McNamara, III
	Principal Executive Officer,	Vice President and
	Associate Treasurer and	Chief Legal Officer
Custodian	Compliance Liaison
State Street Bank		Robert R. Leveille
and Trust Company	Jonathan S. Horwitz	Vice President and
	Senior Vice President	Chief Compliance Officer
Legal Counsel	and Treasurer
Ropes & Gray LLP		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Trustees	Vice President and	BSA Compliance Officer
John A. Hill, Chairman	Principal Financial Officer
Jameson Adkins Baxter,		Judith Cohen
Vice Chairman	Janet C. Smith	Vice President, Clerk
Charles B. Curtis	Vice President, Principal	and Assistant Treasurer
Robert J. Darretta	Accounting Officer and
Myra R. Drucker	Assistant Treasurer	Wanda M. McManus
Charles E. Haldeman, Jr.		Vice President, Senior Associate
Paul L. Joskow	Susan G. Malloy	Treasurer and Assistant Clerk
Elizabeth T. Kennan	Vice President and
Kenneth R. Leibler	Assistant Treasurer	Nancy E. Florek
Robert E. Patterson		Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA017 246054 8/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Discovery Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 29, 2007